ACCOUNTS AND NOTES RECEIVABLE, NET (Details) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2013		Sep. 30, 2012		Sep. 30, 2011
Accounts, Notes, Loans and Financing Receivable [Line Items]
Accounts receivable	$ 4,795		$ 3,240
Less: allowance for doubtful accounts	(527)		0		(456)
Accounts receivable, net	4,268		3,240
Notes receivable	228		0
Total accounts and notes receivable	$ 4,496	[1]	$ 3,240	[1]

[1]	*All of the VIE’s assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company’s general assets (Note 3).